CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Parenthetical] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Integrated contract revenue from related parties	$ 996	$ 2,442	$ 3,871
Products sales revenue from related parties	10,834	9,447	868
Costs of integrated contracts purchase from related parties	88	762	22
Costs of Products Sold Purchase From Related Parties	5	24	370
Selling Expenses From Related Parties	0	0	517
Other Income From Related Parties	$ 731	$ 602	$ 40